Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA BlackRock Multi-Factor 70/30 Portfolio

(the “Portfolio”)

Supplement dated December 17, 2020

to the Portfolio’s Summary Prospectus and Prospectus dated

October 13, 2020, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers,” references to Ked Hogan are hereby deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
He Ren Director.............................................................	December 2020

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the second paragraph under “BlackRock Investment Management, LLC (BlackRock)” is deleted and replaced with the following:

The SA BlackRock Multi-Factor 70/30 Portfolio is managed by Philip Hodges, PhD, Scott Radell, He Ren and Jeff Rosenberg.

Paragraphs three to five are deleted and replaced with the following:

He Ren, Director, is a member of BlackRock’s Factor Based Strategies Group where he is responsible for research and innovation in BlackRock’s macro factor and factor timing strategies. Mr. Ren is also a subject matter expert on factor investing in commodities and currencies. Mr. Ren earned BSc degrees in computer science and economics from Peking University in 2013 and a Master of Financial Engineering from the University of California Berkeley in 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704H-BMFI (12/20)